Writer’s E-Mail: dedelstein@kkwc.com
Writer’s Direct Dial: 212.880.9892

                      August 24, 2011

VIA EDGAR

Mr. Vince Distefano
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Rochdale Core Alternative Strategies Fund LLC File Nos.: 333-138071; 811-21965 (the “Fund”)

Dear Mr. Distefano:

Transmitted herewith is Post-Effective Amendment No. 10 to the Registration Statement on Form N-2, under the Securities Act of 1933, as amended, and Amendment No. 12 to the Registration Statement, under the Investment Company Act of 1940, as amended, for the Fund.

These amendments reflect  revisions (i) in response to the oral comments that you provided (which are described more fully in the separate response letter), (ii) to include disclosure about the Fund’s new directors for whom the Fund’s investors voted upon at a meeting held on August 12, 2011, (iii) to provide updated disclosure about the Fund’s sub-adviser and (iv) to disclose certain modifications of the Fund’s tender offer process as reflected in the Fund’s Amended and Restated Limited Liability Company Agreement which was approved by the Fund’s Board of Directors in accordance therewith and which have been previously disclosed to the Fund’s investors.

Since the effectiveness of the Fund’s prior Registration Statement on Form N-2 has expired, the Fund’s offering has been in a “blackout” period since August 1, 2011.  We would therefore like to request an effective date for the Fund’s Post-Effective Amendment No. 10 and Amendment No. 12 to be as soon as possible.

If you have any questions regarding the foregoing or the registration statements themselves, please do not hesitate to contact me at 212-880-9892.

Respectfully yours,

/s/ Darren J. Edelstein

Darren J. Edelstein

cc:	Kurt Hawkesworth, Esq.
Robert S. Schneider. Esq.